UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 18, 2008

PROBE MANUFACTURING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-125678	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25242 Arctic Ocean Drive, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (949) 206-6868

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On November 4, 2008 The Board of Directors voted to extend the exercise date of the Series A and Series B Warrants held by our shareholders by one year.  Therefore, the new expiration date for Series A will be November 15, 2009 and Series B shall be May 15, 2010.  Pursuant to the Company’s 3-for-1 forward split the Holder or its registered assigns is now entitled to 15 shares fully paid and non-assessable shares of the Company’s Common Stock for cash at a price of $0.33 per share, for every unit that they purchased in the Company’s Private Placement Memorandum.

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 21, 2008 by an order of the Public Company Accounting Oversight Board ("Board" or "PCAOB") revoked the registration of Jaspers and Hall, P.C. and barring its two partners, Thomas M. Jaspers, CPA and Patrick A. Hall, CPA, from being associated persons of a registered public accounting firm.  Thus, Board of Directors voted on November 10, 2008 to terminate its relationship with its independent auditors.  There were no disagreements with Jaspers and Hall, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the fiscal years ended 2006 and 2007 and the subsequent interim period through November 10, 2008.  For the annual reports on Form 10-K fiscal years ended 2006 and 2007 and quarterly reports on Form 10-Q from 2006 up through November 10, 2008 our auditor’s had issued opinions in each of the reports covered during the periods described above regarding the Company’s ability to continue as a going concern.

On November 10, 2008 the board of directors voted to engage W. T. Uniack & Co. CPA’s P.C. as the issuer’s new independent auditors for the year ended December 31, 2008 and quarterly reviews thereon.  The Company did not consult its new auditor W. T. Uniack & Co. CPA’s P.C concerning the registrant's two most recent fiscal years ended 2006 and 2007, and the subsequent interim periods prior to engaging that accountant regarding whether the application of accounting principles to a specified transaction, either completed or proposed; nor the type of audit opinion that might be rendered on the registrant's financial statements, and no written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM  5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 18, 2008, Reza Zarif, submitted his letter of resignation from the board of directors of the issuer effective immediately.  Mr. Zarif stated in letter of resignation that he was resigning from the issuer because of lack of confidence in Mr. Barrett Evans as the Chairman of the board to carry out his fiduciary responsibilities, the conflict of interest posed by Jeff Conrad as the company legal counsel, a director of the company and a partner in eFund; and most important the lack of a “process” on the board of directors to deliberate on decisions that can impact the strategic future, financial performance and ultimately our shareholders.

The issuer; however, disagrees with Mr. Zarif’s assertions and believes statements made in his resignation letter to be both inaccurate and unfounded.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1	Amended Series A Warrant Agreement
4.2	Amended Series B Warrant Agreement.
10.1	Engagement Letter of W. T. Uniack & Co. CPA’s P.C.
10.2	Letter to Reza Zarif regarding Resignation Letter
10.3	Resignation letter from Board of Directors.
10.4	Response from Reza Zarif Regarding 8-K dated 9/25/2008.
16.1	Consent from Jaspers & Hall, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Probe Manufacturing, Inc.
(Registrant)

Date	November 18, 2008

/s/ Barrett Evans
(Signature)
Print Name: Barrett Evans
Title: Interim Chief Executive Officer